UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2008

International Textile Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-23938	33-0596831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

804 Green Valley Road, Suite 300, Greensboro, North Carolina 27408

(Address, Including Zip Code, of Principal Executive Offices)

(336) 379-6220

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Market

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 9, 2008, following a previously announced hearing on May 6, 2008, International Textile Group, Inc. (the “Company”) received notification from The Nasdaq Stock Market that, effective as of the opening of business on May 13, 2008, the Company’s securities will no longer be eligible for, and will be removed from, quotation on the Over-the-Counter Bulletin Board (the “OTCBB”).

The Company expects that its common stock will continue to be registered with the Securities and Exchange Commission (the “SEC”), that the Company will continue to file periodic reports with the SEC, as required by the rules and regulations of the SEC, and that its common stock may be quoted on the Pink Sheets by one or more market makers in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL TEXTILE GROUP, INC.

By:	/s/ Neil W. Koonce
Name:	Neil W. Koonce
Title:	Vice President and General Counsel

Date: May 9, 2008